EXHIBIT 10.37

JOINDER TO LOAN AND SECURITY AGREEMENT

Reference is hereby made to that certain Loan and Security Agreement, dated October 26, 2016, by and among The PrivateBank and Trust Company (“Lender”), BROADWIND ENERGY, INC., a Delaware corporation (“Parent”), BRAD FOOTE GEAR WORKS, INC., an Illinois corporation (“Brad Foote”), BROADWIND TOWERS, INC., a Wisconsin corporation (“Towers”), and BROADWIND SERVICES, LLC, a Delaware limited liability company (“Services,” and collectively with Parent, Brad Foote and Towers, “Borrowers,” and each, a “Borrower”), as the same may be amended or restated from time to time (the “Loan Agreement”).

By execution of this signature page, the undersigned hereby agrees to become a party to, be bound by the obligations of and receive the benefits of the Loan Agreement as a Borrower thereunder.  All references to “Borrowers” in the Loan Agreement will be deemed to include the undersigned.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has executed this Joinder to Loan and Security Agreement as February 10, 2017.

RED WOLF COMPANY, LLC

By:  /s/ David W. Fell

Name: David W. Fell

Title: Secretary

Acknowledged and agreed:

THE PRIVATEBANK AND TRUST COMPANY

By: /s/ Tom Hunt

Name: Tom Hunt

Title: Managing Director